                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ W. Charles Armstrong
                                       ---------------------------------------
                                       W. Charles Armstrong

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ C. Todd Conover
                                       ---------------------------------------
                                       C. Todd Conover

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Nolan E. Karras
                                       ---------------------------------------
                                       Nolan E. Karras

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Kathryn Braun Lewis
                                       ---------------------------------------
                                       Kathryn Braun Lewis

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Keith R. McKennon
                                       ---------------------------------------
                                       Keith R. McKennon

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1999.



                                       /s/ Robert G. Miller
                                       ---------------------------------------
                                       Robert G. Miller

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1999.



                                       /s/ Alan K. Simpson
                                       ---------------------------------------
                                       Alan K. Simpson

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Verl R. Topham
                                       ---------------------------------------
                                       Verl R. Topham

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Don M. Wheeler
                                       ---------------------------------------
                                       Don M. Wheeler

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Nancy Wilgenbusch
                                       ---------------------------------------
                                       Nancy Wilgenbusch

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 10, 1999.



                                       /s/ Peter I. Wold
                                       ---------------------------------------
                                       Peter I. Wold

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February __, 1999.



                                       /s/ Richard T. O'Brien
                                       ---------------------------------------
                                       Richard T. O'Brien

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Nancy Wilgenbusch, Chair of the Audit Committee, his or her true and lawful attorney and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11, 1999.



                                       /s/ Robert R. Dalley
                                       ---------------------------------------
                                       Robert R. Dalley